Exhibit 99.1

Centrus Announces “At-the-Market” Equity Offering Program

BETHESDA, Md., November 6, 2025 – Centrus Energy Corp. (NYSE American: LEU) (“Centrus”) today announced that it has entered into an at-the-market (“ATM”) equity offering sales agreement (the “Sales Agreement”), under which Centrus may, from time to time, offer and sell shares of its Class A common stock (the “Class A Common Stock”) having an aggregate offering price of up to $1,000,000,000 (the “Shares”), through or to any of the sales agents named therein.

Sales of Shares, if any, will be made at or related to then-prevailing market prices and, as a result, prices may vary. Centrus will set the parameters for the sale of Shares under the ATM program, including the number of shares to be issued, the dates on which such sales are anticipated to be made, any limitation on the number of Shares that may be sold in one trading day, any minimum price below which sales may not be made and any other sales parameters as Centrus deems appropriate. Centrus is not obligated to sell any Shares under the ATM program, but if sales are made, Centrus expects to use any proceeds therefrom for general working capital and corporate purposes, which may include investment in technology development or deployment, repayment or repurchase of outstanding debt, capital expenditures, potential acquisitions and other business opportunities and purposes.

Barclays, Citi, UBS Investment Bank and Evercore ISI are serving as lead sales agents and B. Riley Securities, Guggenheim Securities, MUFG, William Blair, Lake Street and Northland Capital Markets are serving as additional sales agents (collectively, the “Sales Agents”).

Under the Sales Agreement, the Sales Agents may sell the Shares, using commercially reasonable efforts consistent with their normal trading and sale practices, by any method that is deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, including but not limited to sales made through NYSE American LLC or any other trading market for the Class A Common Stock.

The Sales Agreement will terminate upon the earlier of (i) the sale of all Shares subject to the Sales Agreement and (ii) termination of the Sales Agreement in accordance with the terms and conditions set forth therein.

Any Shares to be offered and sold under the Sales Agreement will be issued pursuant to Centrus’ Registration Statement on Form S-3ASR (File No. 333-291305), which was filed with the Securities and Exchange Commission (“SEC”) on November 6, 2025 and became automatically effective upon filing pursuant to Rule 462(e) under the Securities Act of 1933, as amended, and a prospectus supplement, dated November 6, 2025, filed with the SEC pursuant to Rule 424(b) under the Securities Act in connection with the offering. Any offer, solicitation or sale will be made only by means of the prospectus supplement and the accompanying prospectus. Current and potential investors should read the Registration Statement, the prospectus supplement relating to the ATM program and other documents that Centrus has filed with the SEC for more complete information about Centrus and the ATM program, which may be obtained free of charge at the website maintained by the SEC at www.sec.gov. Copies of the prospectus supplement may be obtained free of charge from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by telephone at 1-888-603-5847, or by email at barclaysprospectus@broadridge.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of the Shares in any state or jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Centrus Energy Corp.

Centrus is a trusted supplier of nuclear fuel components for the nuclear power industry. Centrus provides value to its utility customers through the reliability and diversity of its supply sources – helping them meet the growing need for clean, affordable, carbon-free electricity. Since 1998, Centrus has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America's uranium enrichment capabilities at scale to meet America’s clean energy, energy security, and national security needs.

Forward Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. Statements regarding our ability to successfully consummate offerings of our Class A Common Stock under the ATM program and the anticipated use of the net proceeds of such offerings, among other statements relating to the ATM program contained herein, are also forward-looking statements. These forward-looking statements are based on information available to us as of the date of this news release and represent management's current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control.

For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: geopolitical conflicts, including the war in Ukraine; market demand and competition; changes in economic or industry conditions; supply chain disruptions; the imposition of tariffs and/or sanctions that impact our ability to obtain, deliver, transport, or sell LEU or the SWU and natural uranium hexafluoride components of LEU delivered to us under the TENEX Supply Contract or other supply contracts or make related payments or deliveries of natural uranium hexafluoride to TENEX; regulatory approvals and compliance requirements; technological changes; DOE procurement decisions; U.S. government appropriations; government decisions regarding our lease with the DOE in Piketon, Ohio, including with respect to the term and the scope of permitted activities; our ability to attract qualified employees necessary for the potential expansion of our operations in Oak Ridge, Tennessee or Piketon, Ohio; our ability to execute our strategic initiatives; and other risks discussed in this news release and in our filings with the SEC.

Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024, under Part II, Item 1A—“Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and in other documents we file from time to time with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

Contacts:

Investors: Neal Nagarajan at NagarajanNK@centrusenergy.com

Media: Dan Leistikow at LeistikowD@centrusenergy.com

SOURCE Centrus Energy Corp.